Boston Therapeutics, Inc.
(formerly Avanyx Therapeutics, Inc.)
(A Development Stage Company)
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2010

	Historical	Historical
	Boston Therapeutics,	Boston Therapeutics,	Pro Forma
	Inc. (Formerly Avanyx	Inc.	Adjustments		Pro Forma
	Therapeutics, Inc.)		(See Note 2)		Combined

ASSETS

Cash	$ 30,149	$ 11,460			$ 41,609
Accounts Receivable		760			760
Prepaid Expenses		3,500			3,500
Inventory		4,609			4,609
Total current assets	30,149	20,329	-		50,478

Intangible assets			900,000	a)	900,000

Goodwill			66,707	b)	66,707

Total assets	$ 30,149	$ 20,329	$ 966,707		$1,017,185

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$ 56,561	$ 4,550			$ 61,111
Accrued expenses	132,066	43,498			175,564
Advances - related party	117,820	60,000			177,820
Total current liabilities	306,447	108,048	-		414,495

Total liabilities	306,447	108,048	-		414,495

Stockholders’ deficit:
Preferred stock	-	-			-
Common stock	10,031	-	4,000	c)	14,031
Additional paid-in capital	21,205	-	874,988	c)	896,193
Deficit accumulated during the development stage	(307,534)	(87,719)	87,719	d)	(307,534)
Total stockholders’ deficit	(276,298)	(87,719)	966,707		602,690

Total liabilities and stockholders’ deficit	$ 30,149	$ 20,329	$ 966,707		$ 1,017,185

See Accompanying Notes to the Unaudited Pro forma Consolidated Financial Information

Boston Therapeutics, Inc.
(formerly Avanyx Therapeutics, Inc.)
(A Development Stage Company)
Unaudited Pro Forma Consolidated Statement of Operations
For the Period from Inception (June 15, 2009) to December 31, 2009

	Historical	Historical
	Boston Therapeutics,	Boston Therapeutics,	Pro Forma
	Inc. (Formerly Avanyx	Inc.	Adjustments		Pro Forma
	Therapeutics, Inc.)		(See Note 2)		Combined

Operating expenses:
Research and development	$ -	$ 4,245	30,000	e)	$ 34,245
Sales and marketing	-	181			181
General and administrative	136,894	36,244			173,138
Total operating expenses	136,894	40,670	30,000		207,564

Interest expense-related party	927	155			1,082

Net loss	$ (137,821)	$ (40,825)	$ (30,000)		$(208,646)

Net loss per share - basic and diluted	$ (0.01)				$ (0.02)

Weighted average shares outstanding -
basic and diluted	9,736,842		4,000,000		13,736,842

See Accompanying Notes to the Unaudited Pro forma Consolidated Financial Information

Boston Therapeutics, Inc.
(formerly Avanyx Therapeutics, Inc.)
(A Development Stage Company)
Unaudited Pro Forma Consolidated Statement of Operations
For the nine month period ended September 30, 2010

	Historical	Historical
	Boston Therapeutics,	Boston Therapeutics,	Pro Forma
	Inc. (Formerly Avanyx	Inc.	Adjustments		Pro Forma
	Therapeutics, Inc.)		(See Note 2)		Combined

Revenue	$ -	$ 2,700	$ -		$ 2,700

Cost of goods sold	-	2,743	-		2,743

Gross margin	-	(43)	-		(43)

Operating expenses:
Research and development	-	1,925	67,500	e)	69,425
Sales and marketing	-	5,584			5,584
General and administrative	165,208	37,859			203,067
Total operating expenses	165,208	45,368	67,500		278,076

Interest expense-related party	4,505	1,483			5,988

Net loss	$ (169,713)	$ (46,894)	$(67,500)		$(284,107)

Net loss per share - basic and diluted	$ (0.02)				$ (0.02)
Weighted average shares outstanding
- basic and diluted	10,020,569		4,000,000		14,020,569

See Accompanying Notes to the Unaudited Pro forma Consolidated Financial Information

Notes to Unaudited Pro Forma Consolidated Financial Information

(1)    Description of the Transaction

Pursuant to an Agreement and Plan of Merger dated November 10, 2010 (“the Agreement”), between Boston Therapeutics, Inc. formerly Avanyx Therapeutics, Inc. (“the Company”) and Boston Therapeutics, Inc. (“BTI”) , the Company issued 4,000,000 shares of its common stock to the stockholders of BTI in exchange for all the outstanding common stock of BTI.  Under the terms of the agreement, BTI merged into the Company with the Company being the surviving entity and the Company’s name was changed to Boston Therapeutics, Inc.

The Company is in the process of finalizing its valuation of the intangible assets and therefore the allocation of the purchase price is still subject to adjustment, and such adjustments could be material.

The total consideration of $878,988 consisted of 4,000,000 shares of the Company in exchange for all the issued and outstanding shares of BTI.   The acquisition of BTI includes SUGARDOWNTM, a ready for market dietary supplement to reduce the sharp spikes in blood sugar associated with eating high carbohydrate foods. The following table summarizes the fair value assigned to the acquired assets and liabilities:

Cash                                                                                                          $          11,460

Accounts receivable                                                                                              760

Inventory                                                                                                                4,609

Prepaid expense                                                                                                                 3,500

Accounts payable and accrued expenses                                                              (48,048)

Note payable shareholder                                                                          (60,000)

SUGARDOWNTM                       technology and provisional patent                         900,000

                Net assets acquired                                                                        812,281

Goodwill                                                                                                                66,707

                 Net fair value                                                                         $      878,988

(2)    Pro Forma Adjustments

The following unaudited pro forma consolidated balance sheet as of September 30, 2010 includes the effect of the acquisition, as if the acquisition had occurred on September 30, 2010 for balance sheet purposes and is derived from and combines the Company’s unaudited consolidated balance sheet as of September 30, 2010 with  BTI’s unaudited balance sheet as of September 30, 2010.  The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2010 and for the period from inception to December 31, 2009 give effect to the acquisition as if it had been completed on  the date of inception.  The unaudited pro forma combined statement of operations for the nine months ended September 30, 2010 is derived from and combines the Company’s unaudited consolidated statement of operations for the nine months ended September 30, 2010 with BTI’s unaudited statement of income for the nine months ended September 30, 2010.  The unaudited pro forma combined statement of operations for the period from inception to December 31, 2009 is derived from and combines the Company’s unaudited consolidated statement of operations for the period from inception (August 24, 2009) to December 31, 2009 with BTI’s unaudited combined statement of operations for the period from inception (June 15, 2009) to December 31, 2009.   The historical financial information of the Company and BTI have been adjusted in the unaudited pro forma combined financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition, (2) factually supportable and (3) with respect to the unaudited pro forma statements of operations, expected to have a continuing impact on the combined results.

The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma financial statements have been presented for informational purposes and should not be considered indicative of the financial position or results of operations that would have occurred if the acquisition had been consummated on the dates indicated nor should they be considered indicative of the future financial position or results of operations of the combined company.

The unaudited pro forma combined financial statements should be read in conjunction with:

• the Company’s separate historical audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2009 included in the Company’s Form S-1/A filed with the SEC on October 8, 2010;

• the Company’s separate historical unaudited consolidated financial statements and accompanying notes as of and for the nine months ended September  30, 2010 included in the Company’s Quarterly Report on Form 10-Q.

The pro forma consolidated financial information give effect to certain adjustments which include the following:

a)      To record the fair value of the identifiable intangible assets (see note 1)  The intangible assets include developed technology and provisional patents relating to the SUGARDOWNTM   product.   Since the company was under common ownership at the time of the acquisition, the fair value of the intangibles was recorded excluding the 10% owned by the Chief Executive Officer of the company.

b)      To record the goodwill created by the excess of consideration given over the fair value of assets received and liabilities assumed of $11,807 and the assembled workforce acquired of $54,900.

c)      To record the total consideration for the acquisition of BTI including the issuance of 4,000,000 shares of $0.001 par value common stock at fair value of $0.2466 per share.

d)      To record the cancellation of the BTI equity prior to the acquisition

e)      To record the intangible amortization as a result of the acquisition of purchased intangibles.  The intangibles are being amortized on a straight line basis over a period of ten years, the period benefited by the acquisition of SUGARDOWNTM